UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 21, 2006

VERIGY LTD.

(Exact name of registrant as specified in its charter)

Singapore	000-1352341	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.
No. 1 Yishun Ave 7
Singapore  768923

(Address of principal executive offices, including zip code)

(+65) 6377-1688

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On September 21, 2006, Verigy Ltd. (“Verigy”) issued a press release announcing that the Board of Directors of Agilent Technologies, Inc. (“Agilent”) approved the distribution by dividend to the Agilent Stockholders of the 50 million ordinary shares of Verigy owned by Agilent. The distribution will take place in the form of a pro rata stock dividend to Agilent’s stockholders of record as of 5 p.m. Eastern Time on October 16, 2006. Agilent expects the distribution to occur on October 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. on September 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

By:	/s/ Kenneth M. Siegel
Kenneth M. Siegel Vice President and General Counsel

Date:   September 21, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. on September 21, 2006.